Exhibit 99.1

EP ENERGY

Financial and Operational Reporting Package

First Quarter 2013

Financial and Operational Reporting Package First Quarter 2013

EP ENERGY LLC

Financial and Operational Reporting Package

First Quarter 2013

Table of Contents

Page

Notes to Investors	1

Operating Results
Financial Highlights	2
Statements of Income	3
Average Daily Volumes, Realized Prices and Adjusted Cash Operating Costs Per Unit	4
Derivative Schedule	5

Non-GAAP Reconciliations
Combined Earnings	6
Adjusted EBITDAX	7
Cash Operating Costs and Adjusted Cash Operating Costs	8

Glossary	9-10

NOTES TO INVESTORS

Cautionary Statement

This Financial and Operational Reporting Package (“Package”) includes summarized financial and other information about EP Energy LLC (“EP Energy” or the “Company”). The information in this Package is intended to provide highlights and should not be used as a substitute for financial information in EP Energy’s filings with the Securities and Exchange Commission (“SEC”). Readers should refer to those filings. In addition, the glossary contains certain definitions of measures used in this Package and in other presentations we provide. These definitions may not be the same as definitions used by other companies. This Package may contain information that is based on estimates. The Company has made every reasonable effort to ensure that the information and assumptions on which these estimates are based are current, reasonable and complete. Factors that could cause actual results to differ materially from the estimates in this Package are changes in unaudited and/or unreviewed financial information and the effects of any changes in accounting rules and guidance, as well as other factors discussed in EP Energy’s filings with the SEC. The financial data and statistics in this Package for First Quarter 2013 reflect the operating results of EP Energy through March 31, 2013. Independent auditors have not audited this Package. The Company assumes no obligation to publicly update or revise any information contained herein as a result of new information, future events, or otherwise.

Certain of the production information in this Package includes the production attributable to EP Energy’s 48.8 percent interest in Four Star Oil & Gas Company (“Four Star”). EP Energy’s Supplemental Oil and Gas disclosures, which are included in EP Energy’s 2012 Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star as of December 31, 2012, separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by EP Energy and not Four Star.

Non-GAAP Financial Measures

The SEC’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are included in the body of this Package.

EP Energy believes that the non-GAAP financial measures described in the glossary are useful to investors because these measurements are used by many companies in the industry as a measure of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the Company and to compare it with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies and should not be used as a substitute for net income (loss), operating cash flows or other measures of financial performance presented in accordance with GAAP.

EP ENERGY LLC

FINANCIAL HIGHLIGHTS

(unaudited)

	2013	2012
	Q1	Q1	Q2(1)	Q3	Q4

Net (loss) income ($ in millions)	(106)	15	13	(196)	91

Adjusted EBITDAX ($ in millions)	330	343	313	358	381

Average Cash Operating Costs ($/Boe)	14.03	10.42	25.10	13.41	13.92

Adjusted Cash Operating Costs ($/Boe)	12.09	10.16	9.60	10.27	11.02

Depreciation, depletion and amortization rate ($/Boe)	13.21	15.55	11.85	8.59	10.54

Equivalent Sales Volumes (MBoe/d)(2)	134.4	151.3	150.8	144.2	140.2

Oil and Condensate Sales Volumes (MBbls/d)(2)	33.1	23.4	23.6	28.1	32.1

(1)         Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy in May 2012.  See reconciliation of combined earnings on page 6.

(2)         Includes our proportionate share of Four Star production volumes.

EP ENERGY LLC

STATEMENTS OF INCOME

($ in millions)

(unaudited)

	2013	2012
	Q1	Q1	Q2(1)	Q3	Q4

Operating revenues
Oil and condensate	$280	$209	$190	$230	$260
Natural gas	159	182	141	162	178
NGL	19	17	17	18	18
Financial derivatives	(131)	76	346	(181)	62
Total operating revenues	327	484	694	229	518

Operating expenses
Transportation costs	29	25	34	29	30
Lease operating expense	64	62	55	55	60
General and administrative expenses	63	44	240	85	85
Depreciation, depletion and amortization (2)	149	201	152	107	127
Impairments and ceiling test charges (2)	—	62	1	—	—
Exploration expense (2)	14	—	6	21	25
Taxes other than income	31	28	29	27	22
Total operating expenses	350	422	517	324	349

Operating (loss) income	(23)	62	177	(95)	169

Earnings (loss) from unconsolidated affiliates	2	(3)	(3)	(2)	2
Other income (expense)	1	1	(3)	—	2
Loss on extinguishment of debt	(1)	—	—	(14)	—
Interest expense	(84)	(4)	(63)	(84)	(81)
(Loss) income before income taxes	(105)	56	108	(195)	92

Income tax expense	1	41	95	1	1

Net (loss) income	$(106)	$15	$13	$(196)	$91

(1)         Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy in May 2012. See reconciliation of combined earnings on page 6.

(2)         Reflects the use of the successful efforts method of accounting for oil and natural gas properties following the acquisition of EP Energy and the use of the full cost method of accounting prior to the Acquisition.

EP ENERGY LLC

AVERAGE DAILY VOLUMES, REALIZED PRICES AND ADJUSTED CASH OPERATING COSTS PER UNIT

	2013	2012
	Q1	Q1	Q2(1)	Q3	Q4
Oil and Condensate Sales Volumes (MBbls/d)
Eagle Ford	20.4	9.8	10.9	15.7	18.5
Southern	2.0	2.9	2.7	2.1	2.1
Central	9.0	8.9	8.3	8.6	9.3
Brazil	0.9	1.0	1.0	1.0	1.4
Total Consolidated	32.3	22.6	22.9	27.4	31.3
Unconsolidated Affiliate (Four Star)	0.8	0.8	0.7	0.7	0.8
Total Combined	33.1	23.4	23.6	28.1	32.1
Natural Gas Sales Volumes (MMcf/d)
Eagle Ford	37	16	19	25	32
Southern	51	93	88	57	52
Central	406	549	547	505	454
Brazil	26	30	29	26	27
Total Consolidated	520	688	683	613	565
Unconsolidated Affiliate (Four Star)	41	43	43	41	42
Total Combined	561	731	726	654	607
NGL Sales Volumes (MBbls/d)
Eagle Ford	4.4	1.5	2.2	3.2	3.3
Southern	1.8	2.4	2.0	2.0	1.9
Central	0.4	0.7	0.6	0.5	0.5
Total Consolidated	6.6	4.6	4.8	5.7	5.7
Unconsolidated Affiliate (Four Star)	1.3	1.4	1.3	1.3	1.3
Total Combined	7.9	6.0	6.1	7.0	7.0
Equivalent Sales Volumes (MBoe/d)
Eagle Ford	31.0	14.1	16.3	23.0	27.0
Southern	12.2	20.8	19.4	13.6	12.7
Central	77.0	101.0	100.1	93.3	85.5
Brazil	5.4	6.0	5.9	5.3	5.9
Total Consolidated	125.6	141.9	141.7	135.2	131.1
Unconsolidated Affiliate (Four Star)	8.8	9.4	9.1	9.0	9.1
Total Combined	134.4	151.3	150.8	144.2	140.2
Consolidated average realized prices
Oil and condensate price on physical sales ($/Bbl)	$96.43	$101.81	$90.92	$91.21	$90.60
Oil and condensate, including financial derivative cash settlements ($/Bbl) (2)	$103.20	$100.16	$95.70	$98.42	$97.65
Natural gas price on physical sales ($/Mcf)	$3.40	$2.90	$2.28	$2.87	$3.43
Natural gas, including financial derivative cash settlements ($/Mcf) (2)	$3.57	$4.27	$4.12	$4.37	$4.48
NGL price on physical sales ($/Bbl)	$31.78	$40.96	$38.87	$34.57	$34.51
Consolidated average transportation costs
Oil and condensate ($/Bbl)	$1.93	$1.11	$0.72	$2.61	$2.00
Natural gas ($/Mcf)	$0.44	$0.33	$0.44	$0.36	$0.42
NGL ($/Bbl)	$4.62	$5.47	$7.62	$4.96	$3.95
Consolidated average cash operating costs and adjusted cash operating costs ($/Boe)
Lease operating expenses	$5.68	$4.83	$4.21	$4.45	$5.00
Production taxes	2.56	1.92	1.99	2.04	1.68
General and administrative expenses	5.57	3.42	18.65	6.80	7.04
Taxes other than production and income taxes	0.22	0.25	0.25	0.12	0.20
Total cash operating costs	$14.03	$10.42	$25.10	$13.41	$13.92
Transition/restructuring costs and non-cash compensation expense (3)	(1.94)	(0.26)	(15.50)	(3.14)	(2.90)
Total adjusted cash operating costs	$12.09	$10.16	$9.60	$10.27	$11.02
Consolidated depreciation, depletion and amortization rate ($/Boe)	$13.21	$15.55	$11.85	$8.59	$10.54

(1)         Represents non-GAAP combined results for the periods before and after the acquisition of EP Energy in May 2012.

(2)         Amounts in the first quarter of 2013 include cash settlements and premiums of approximately $13 million and $7 million, respectively, related to oil derivative contracts as well as cash settlements and premiums of approximately $7 million and $1 million, respectively, related to natural gas derivative contracts. Amounts in the first, second, third and fourth quarters of 2012 include cash settlements of approximately $(4) million, $10 million, $18 million and $21 million related to oil derivative contracts and cash settlements of approximately $86 million, $116 million, $84 million and $54 million related to natural gas derivative contracts.

(3)         A detail of these expenses is included in the reconciliation of Adjusted EBITDAX on page 7.

EP ENERGY LLC

DERIVATIVE SCHEDULE AS OF MARCH 31, 2013

	2013		2014		2015
Crude Oil	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)

Fixed Price Swaps(2)	12.49	$100.16	9.75	$98.13	5.50	$95.42
Collars - Ceiling	1.22	$98.13	1.10	$100.00	1.10	$100.00
Three-Way Collars - Ceiling(2)	—	—	2.92	$103.76	—	—
Three-Way Collars - Floor(2)	—	—	2.92	$95.00	—	—

	2013		2014		2015
Basis Swaps - Crude Oil	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)

Basis Swaps(3)	3.86	Various	4.38	Various	3.65	Various

	2013		2014		2015
Natural Gas	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)

Fixed Price Swaps	127.0	$3.59	105.3	$4.03	32.9	$4.23
Written Calls - Ceiling	3.4	$3.65	12.8	$4.02	—	—

Note:  US Domestic positions are as of March 31, 2013 (Contract Months: April 2013 - Forward).

(1)    Volumes presented are TBtu for natural gas and MMBbls for oil. Prices presented are per MMBtu of natural gas and per Bbl of oil.

(2)    In March 2013, we unwound crude oil collars on 4,675 MBbls at an average ceiling price of $106.08 and an average floor price of $92.72 and replaced them with crude oil swaps on 4,675 MBbls at an average price of $95.74. On these 4,675 MBbls, if market prices settle at or below $71.47, we will receive a “locked-in” cash settlement of the market price plus $24.27 per Bbl. For our 2014 three-way collars-floors, if market prices settle at or below $75.00, we will receive a “locked-in” cash settlement of the market price plus $20.00 per Bbl.

(3)    We use various types of oil basis swaps to lock-in certain crude oil differentials.

EP ENERGY LLC

RECONCILIATION OF COMBINED EARNINGS

($ in millions)

(unaudited)

	Q2 2012
	Successor	Predecessor
	April 1 to June 30, 2012	April 1 to May 24, 2012	Combined(1)

Operating revenues
Oil and condensate	$77	$113	$190
Natural gas	61	80	141
NGL	5	12	17
Financial derivatives	57	289	346
Total operating revenues	200	494	694

Operating expenses
Transportation costs	14	20	34
Lease operating expense	21	34	55
General and administrative expenses	209	31	240
Depreciation, depletion and amortization (2)	34	118	152
Impairments and ceiling test charges (2)	1	—	1
Exploration expense (2)	6	—	6
Taxes other than income	12	17	29
Total operating expenses	297	220	517

Operating (loss) income	(97)	274	177

Loss from unconsolidated affiliates	(1)	(2)	(3)
Other income (expense)	1	(4)	(3)
Loss on extinguishment of debt	—	—	—
Interest expense	(53)	(10)	(63)
(Loss) income before income taxes	(150)	258	108

Income tax expense	—	95	95

Net (loss) income	$(150)	$163	$13

(1)         Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy.

(2)         Reflects the use of the successful efforts method of accounting for oil and natural gas properties following the acquisition of EP Energy LLC and the use of the full cost method of accounting prior to the Acquisition.

EP ENERGY LLC

RECONCILIATION OF ADJUSTED EBITDAX

($ in millions)

(unaudited)

	2013	2012
	Q1	Q1	Q2(1)	Q3	Q4

Net (loss) income	$(106)	$15	$13	$(196)	$91
Depreciation, depletion and amortization	149	201	152	107	127
Interest expense	84	4	63	84	81
Income tax expense	1	41	95	1	1
Exploration expense	14	—	6	21	25
Reported EBITDAX	142	261	329	17	325

Mark to market losses (gains) on financial derivatives	131	(76)	(346)	181	(62)
Cash settlement proceeds from financial derivatives	20	82	126	102	75
Derivative premiums	8	—	—	—	—
Impairments and ceiling test charges	—	62	1	—	—
Dividends from unconsolidated affiliates	8	8	—	2	11
(Income) loss from unconsolidated affiliates	(2)	3	3	2	(2)
Non-cash compensation expense	13	3	14	9	14
Transition and restructuring costs	3	—	183	25	13
Loss on extinguishment of debt	1	—	—	14	—
Advisory fee	6	—	3	6	7
Adjusted EBITDAX (2)	$330	$343	$313	$358	$381

(1)         Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy in May 2012.

(2)         Amounts in the first, second, third and fourth quarters of 2012 include approximately $18 million, $13 million, $3 million and zero of adjusted EBITDAX related to business divestitures.

EP ENERGY LLC

RECONCILIATION OF CASH OPERATING COSTS AND ADJUSTED CASH OPERATING COSTS

(unaudited)

	Q1		Q2		Q3		Q4		Three Months Ended
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2013	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)

Total operating expenses	$350	$30.96							$350	$30.96
Depreciation, depletion and amortization	(149)	(13.21)							(149)	(13.21)
Transportation costs	(29)	(2.55)							(29)	(2.55)
Exploration expense	(14)	(1.21)							(14)	(1.21)
Impairments	—	—							—	—
Other	1	0.04							1	0.04
Total cash operating costs and per-unit cash costs (2)	$159	$14.03							$159	$14.03
Transition/restructuring costs and non-cash compensation expense (3)	(22)	(1.94)							(22)	(1.94)
Total adjusted cash operating costs and per-unit adjusted cash costs (2)	$137	$12.09							$137	$12.09

Total equivalent volumes (MBoe) (1)		11,301								11,301

	Q1		Q2		Q3		Q4		Twelve Months Ended
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2012	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)	($ MM)	($/Boe)(1)

Total operating expenses	$422	$32.71	$517	$40.03	$324	$26.11	$349	$28.98	$1,612	$32.06
Depreciation, depletion and amortization	(201)	(15.55)	(152)	(11.85)	(107)	(8.59)	(127)	(10.54)	(587)	(11.68)
Transportation costs	(25)	(1.98)	(34)	(2.59)	(29)	(2.38)	(30)	(2.45)	(118)	(2.35)
Exploration expense	—	—	(6)	(0.45)	(21)	(1.73)	(25)	(2.07)	(52)	(1.03)
Ceiling test charges and Impairments	(62)	(4.76)	(1)	(0.04)		—	—	—	(63)	(1.24)
Total cash operating costs and per-unit cash costs (2)	$134	$10.42	$324	$25.10	$167	$13.41	$167	$13.92	$792	$15.76
Transition/restructuring costs and non-cash compensation expense (3)	(3)	(0.26)	(200)	(15.50)	(39)	(3.14)	(35)	(2.90)	(277)	(5.51)
Total adjusted cash operating costs and per-unit adjusted cash costs (2)	$131	$10.16	$124	$9.60	$128	$10.27	$132	$11.02	$515	$10.25

Total equivalent volumes (MBoe) (2)		12,911		12,892		12,436		12,058		50,297

(1)         Per unit costs are based on actual total amounts rather than the rounded totals presented.

(2)         Excludes volumes and costs associated with our equity investment in Four Star.

(3)         The quarter ended March 31, 2013 includes $3 million for transition and restructuring costs associated with the acquisition of EP Energy in May 2012, $6 million of advisory fees paid to Sponsors and $13 million of non-cash compensation expense. The quarter ended March 31, 2012 include $3 million of non-cash compensation expense. The year ended December 31, 2012 included $221 million for transition and restructuring costs associated with the acquisition of EP Energy, $16 million of advisory fees paid to Sponsors and $32 million of non-cash compensation expense.

GLOSSARY

This contains a glossary of terms used in this Package as well as those used in other investor presentations and press releases. They are for reference only and may not be comparable to similarly titled measures used at other companies.

NON-GAAP FINANCIAL MEASURES

EP Energy LLC (the successor and formerly known as Everest Acquisition LLC) was formed as a Delaware limited liability company on March 23, 2012 by Apollo Global Management LLC (Apollo) and other private equity investors (collectively, the Sponsors). On April 24, 2012, we issued approximately $2.75 billion in private placement notes.  Proceeds from these notes, along with other sources, were used by the Sponsors to acquire EP Energy Global LLC (formerly known as EP Energy Corporation and EP Energy, L.L.C. after its conversion into a Delaware limited liability company) and subsidiaries. On May 24, 2012, the Sponsors acquired EP Energy Global LLC for approximately $7.2 billion in cash (the Acquisition).

Historical financial results for the periods before and after the Acquisition, have been presented combined and have included a reconciliation to present them separately for the predecessor and successor in accordance with GAAP presentation. We believe that reflecting this combined information, while non-GAAP, facilitates the most meaningful comparison and understanding of our operating performance in 2012 over the same period in the prior year.

Reported EBITDAX and Adjusted EBITDAX

Reported EBITDAX is defined as net income plus interest and debt expense, income taxes, depreciation, depletion and amortization and exploration expense. Adjusted EBITDAX is defined as Reported EBITDAX, adjusted as applicable in the relevant period, for the net change in the fair value of derivatives (mark to market effects, net of cash settlements and premiums related to these derivatives), impairment and/or ceiling test charges, adjustments to reflect cash distributions of the earnings from our unconsolidated affiliates, non-cash compensation expenses, transition and restructuring costs we expect not to recur, losses or gains on extinguishment of debt, losses or gains on sale of assets and advisory fees paid to our sponsors.

We believe that the presentation of Reported EBITDAX and Adjusted EBITDAX is important to provide management and investors with (i) additional information to evaluate our ability to service debt, adjusting for items required or permitted in calculating covenant compliance under our debt agreements, (ii) an important supplemental indicator of the operational performance of our business, (iii) an additional criterion for evaluating our performance relative to our peers, (iv) additional information to measure our liquidity (before cash capital requirements and working capital needs) (v) and supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future.

Reported EBITDAX and Adjusted EBITDAX have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP or as an alternative to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. For example, our presentation of Reported EBITDAX and Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies in our industry. Furthermore, our presentation of Reported EBITDAX and Adjusted EBITDAX should not be construed as an inference that our future results will be unaffected by the items noted above or what we believe to be other unusual or non-recurring items or that in the future we may not incur expenses that are the same as or similar to some of the adjustments in this presentation.

Cash Operating Costs and Adjusted Cash Operating Costs

We monitor cash operating costs required to produce our oil and natural gas. Cash operating costs is a non-GAAP measure calculated on a per Boe produced basis and includes total operating expenses less depreciation, depletion and amortization expense, transportation costs, exploration expense, impairment and/or ceiling test charges and other non-cash operating costs. Adjusted cash operating costs is a non-GAAP measure and is defined as cash operating costs less transition and restructuring costs and non-cash compensation expense. We believe cash operating costs and adjusted cash operating costs per unit are valuable measures to provide management and investors and reflect operating performance and efficiency; however, these measures may not be comparable to similarly titled measures used by other companies and are subject to several of the same limitations as analytical tools as noted in the paragraphs above.

Per-unit lease operating expenses

We use per-unit lease operating expenses as a non-GAAP measure calculated on a per Boe basis equal to lease operating expenses divided by total equivalent production.